UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                    FORM 8-K/A-1


                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934





                                  January 12, 1996
                  Date of Report (Date of earliest event reported)


                                Community Banks, Inc.
               (Exact name of registrant as specified in its charter)





              Pennsylvania                      0-15786     23-2251762
            (State or other jurisdiction      (Commission  (IRS Employer
             of incorporation or organization) File Number) ID No.)




                        150 Market Street
                    Millersburg, Pennsylvania               17061
            (Address of principal executive offices)     (Zip Code)




                                   (717) 692-4781
               (registrant's telephone number, including area code)



                                   Not Applicable
               (Former name, former address and former fiscal year,
                           if changed since last report)













            Item 7.  Financial Statements and Exhibits.

                     (a)  Financial Statements:

                          Incorporated by reference is the information
            titled "The Citizens' National Bank of Ashland Report of Independent Accountants on Financial Statements" appearing on pages F-1 through F-14 of the Registrant's definitive proxy statement for its annual meeting of shareholders to be held April 16, 1996.


                     (b)  Pro Forma Financial Information:

                          Incorporated by reference is the information
            titled "Unaudited Pro Forma Financial Information" appearing on pages 30 through 34 of the Registrant's definitive proxy statement for its annual meeting of shareholders to be held April 16, 1996.
































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                                     SIGNATURES



                     Pursuant to the requirements of the Securities
            Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Community Banks, Inc.






            Date:  March 21, 1996         By:/s/   Terry L. Burrows
                                                   Terry L. Burrows
                                                Executive Vice President
                                                Chief Financial Officer







































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